Exhibit 10.1


                                VCA ANTECH, INC.

                  SUMMARY OF NON-EMPLOYEE DIRECTOR COMPENSATION

     The following table sets forth the Company's current compensation arrangements with its non-employee directors.

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
Annual Retainer:                         $10,000 per annum
                                         (payable in 4 equal quarterly installments)

In Person Board or
Committee Meeting:                       $2,000 per meeting(1)

Telephonic Board or
Committee Meeting:                       $1,000(2)

Audit Committee Chair Fee:               $10,000 per annum
                                         (payable in 4 equal quarterly installments)

Equity Compensation:                     Upon appointment to the Board of Directors, each
                                         non-employee director will receive an option grant
                                         to purchase 8,000 shares of our common stock with
                                         an exercise price equal to the closing market price
                                         of our common tock as quoted by Nasdaq on the
                                         business day prior to the grant date.

                                         These options will vest in 36 monthly installments
                                         beginning the first month after the date of grant.

                                         In the event that the date of this option grant is
                                         fewer than 12 months prior to the date of the next
                                         annual meeting, the number of options granted will
                                         be reduced on a pro-rata basis, based upon the
                                         number


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                                         of months until the next annual meeting
                                         (e.g., if a non-employee director is appointed
                                         January 1 and the next annual meeting is April 1,
                                         such non-employee director will receive options to
                                         purchase 2,000 shares of our common stock).

                                         Each non-employee director will annually receive a
                                         grant of 8,000 options on the date of the annual
                                         meeting with an exercise price equal to the closing
                                         market price of our common tock as quoted by Nasdaq
                                         on the business day prior to the grant date.

                                         These options will vest in 36 monthly installments
                                         beginning the first month after the date of grant.

Equity Compensation (cont.)              With respect to the 2006 grant, the option grant
                                         shall be increased or decreased on a pro rata basis
                                         depending on whether the last grant to a
                                         non-employee director was more than or less than 12
                                         months from the date of the 2006 annual meeting
                                         (e.g., if it has been 15 months since the date of
                                         the last grant, the non-employee director will
                                         receive options to purchase 10,000 shares and if it
                                         has been 9 months since the last grant, the
                                         non-employee director will receive options to
                                         purchase 6,000 shares.).

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     (1)  For clarification purposes no non-employee director will receive in excess of $2,000 for attending in person any board meeting, committee meeting or combination thereof, held on the same day.

     (2) For clarification purposes no non-employee director will receive in excess of $1,000 for attending telephonically any board meeting, committee meeting or combination thereof, held on the same day.

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